UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported): May 2, 2005 (May 2, 2005)

                             Sharps Compliance Corp.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-22390               74-2657168
 (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)            File Number)          Identification No.)


           9350 Kirby Drive, Suite 300, Houston, Texas          77054
             (Address of Principal Executive Offices)         (Zip Code)



       Registrant's telephone number, including area code: (713) 432-0300

                                TABLE OF CONTENTS
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Item 2.02. Disclosure of Results of Operations and Financial Condition
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Item 9.01. Financial Statements and Exhibits
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SIGNATURE
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INDEX TO EXHIBITS
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Press Release
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Item 2.02. Disclosure of Results of Operations and Financial Condition

On May 2, 2005, the Company announced its results of operations for the three months and nine months ended March 31, 2005. A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is not required to be disclosed solely by Item 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of May 2, 2005 and may change thereafter.


Item 9.01. Financial Information, Pro Forma Financial Information and Exhibits

(a)  Financial Information

     Not applicable.

(b)  Pro Forma Financial Information

     Not applicable.

(c)  Exhibits

     Exhibit         Description

     99.1            Press Release, dated May 2, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SHARPS COMPLIANCE CORP.

Date: May 2, 2005                          By: /s/ DAVID P. TUSA
                                               ------------------
                                               Name: David P. Tusa
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit                Description
Number

99.1             Press Release, dated May 2, 2005.